SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION THIRD QUARTER 2022 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 September 2022 Maury Regional Health Complex Spring Hill, TN Calko Medical Center Brooklyn, NY

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 THIRD QUARTER 2022 HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 11 PORTFOLIO PERFORMANCE AND LEASING ROLLFORWARD 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO DIVERSIFICATION 14 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 15 CONSOLIDATED BALANCE SHEETS 16 CONSOLIDATED STATEMENTS OF INCOME 17 REPORTING DEFINITIONS 18 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated November 3, 2022, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed health care real estate company organized in 2013 to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals, and health care delivery systems. We invest in real estate that is integral to providing high quality health care services. Our properties typically are on a campus with a hospital or other health care facilities or strategically located and affiliated with a hospital or other health care facilities. Our management team has significant public health care REIT experience and long established relationships with physicians, hospitals, and health care delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of September 30, 2022, owned approximately 95.1% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's corporate office building. COMPANY SNAPSHOT As of September 30, 2022 Gross real estate investments (thousands) $ 5,959,348 Total health care properties 290 % Leased 94.9% Total portfolio gross leasable area (sq. ft.) 16,151,794 % of consolidated GLA from MOBs 98% % of GLA on-campus / affiliated 89% Weighted average remaining lease term for all buildings (years) 5.7 Cash and cash equivalents (thousands) $ 2,512 Net consolidated debt to firm value 34.4% Weighted average interest rate per annum on consolidated debt 3.8% Equity market cap (thousands) $ 3,410,518 Quarterly dividend $ 0.23 Quarter end stock price $ 15.04 Dividend yield 6.12% Common shares outstanding 226,763,146 OP Units outstanding and not owned by DOC 11,791,863 Dilutive restricted common shares and units 1,577,736 Consolidated firm value (thousands) $ 5,517,062

5 ABOUT PHYSICIANS REALTY TRUST (CONTINUED) BOARD OF TRUSTEES Tommy G. Thompson Chairman John T. Thomas President, Chief Executive Officer Stanton D. Anderson, Esq. Compensation Committee Chair Mark A. Baumgartner Audit Committee Chair Albert C. Black Nominating and Corporate Governance Committee Chair William A. Ebinger, M.D. Trustee Pamela J. Kessler Trustee Ava E. Lias-Booker, Esq. Trustee Richard A. Weiss, Esq. Finance and Investment Committee Chair MANAGEMENT TEAM John T. Thomas President, Chief Executive Officer Jeffrey N. Theiler Executive Vice President, Chief Financial Officer D. Deeni Taylor Executive Vice President, Chief Investment Officer Mark D. Theine Executive Vice President, Asset & Investment Management John W. Lucey Chief Accounting and Administrative Officer Daniel M. Klein Senior Vice President, Deputy Chief Investment Officer Bradley D. Page Senior Vice President, General Counsel Laurie P. Becker Senior Vice President, Controller Amy M. Hall Senior Vice President, Leasing & Physician Strategy W. Mark Dukes Senior Vice President, Asset Management COVERING ANALYSTS J. Dennerlein - Bank of America Merrill Lynch M. Mueller - J.P. Morgan S. Valiquette - Barclays J. Petersen - Jefferies LLC J. Sanabria - BMO Capital Markets Corp. A. Wurschmidt - Keybanc Capital Markets Inc. M. Gorman - BTIG R. Kamdem - Morgan Stanley D. Bernstein - Capital One Securities J. Hughes - Raymond James Financial Inc. M. Griffin - Citi M. Carroll - RBC Capital Markets LLC D. Toti - Colliers Securities D. Rodgers - Robert W. Baird & Co. M. Ross - Compass Point S. Manaker - Stifel T. Okusanya - Credit Suisse M. Lewis - Truist Securities The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us. LOCATION AND CONTACT INFORMATION Corporate Headquarters Independent Registered Corporate and REIT Tax Counsel 309 N. Water Street, Suite 500 Public Accounting Firm Baker & McKenzie LLP Milwaukee, WI 53202 Ernst & Young Richard Lipton, Senior Counsel (414) 367-5600 Chicago, IL 60606 Chicago, IL 60601 (312) 879-2000 (312) 861-8000

6 THIRD QUARTER 2022 HIGHLIGHTS OPERATING HIGHLIGHTS • Third quarter 2022 total revenue of $131.5 million, an increase of 14.1% compared to the prior year period • Third quarter 2022 rental and related revenue of $127.4 million, an increase of 15.5% compared to the prior year period • Generated quarterly net income per share of $0.28 on a fully diluted basis, compared to net income per share of $0.10 for the same period last year • Generated quarterly normalized funds from operations (Normalized FFO) of $0.26 per share on a fully diluted basis, consistent with the same period last year • Completed $101.7 million of investments, including the funding of previous construction loan commitments, during the third quarter • Completed the disposition of Great Falls assets (one hospital, two MOBs) for approximately $116.3 million, realizing a net gain of approximately $53.9 million • Third quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth of 1.1% year-over-year • Declared quarterly dividend of $0.23 per share for the third quarter • 94.9% of portfolio square footage leased as of September 30, 2022 COMPANY ANNOUNCEMENTS • September 13, 2022: Announced the acquisition of Calko Medical Center in Brooklyn, New York through a joint venture with Dallas, Texas-based MedProperties Realty Advisors, LLC ("MedProperties"). The Company owns 90% of the joint venture, with MedProperties owning the remaining 10%. • September 23, 2022: Announced that our Board of Trustees (the "Board") authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended September 30, 2022. The distribution was paid on October 14, 2022 to common shareholders and OP Unit holders of record as of the close of business on October 4, 2022. • October 18, 2022: Announced the Company earned a score of 75 and a Green Star designation in the 2022 GRESB Real Estate Assessment and a Public Disclosure Level score of 98 out of 100. THIRD QUARTER INVESTMENT HIGHLIGHTS • Calko Medical Center, Brooklyn, NY • Disposition of Great Falls assets (1 hospital, 2 MOBs) Crystal MOB Minneapolis - St. Paul, MN Medical Arts Center at Hartford Plainville, CT

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. G ro ss R ea l E st at e In ve st m en ts G ross Leasable A rea Portfolio Growth Since IPO Gross Real Estate Assets Gross Real Estate Investments/Year Portfolio GLA IPO 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 2022 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 0 3,000,000 6,000,000 9,000,000 12,000,000 15,000,000 18,000,000 INCOME Three Months Ended September 30, 2022 June 30, 2022 Revenues $ 131,513 $ 132,167 Net income 66,280 17,932 NOI 91,267 92,666 Annualized Adjusted EBITDAre 351,660 353,336 Net income available to common shareholders per common share $ 0.28 $ 0.07 Normalized FFO 61,370 63,742 Normalized FFO per common share $ 0.26 $ 0.27 Normalized FAD 61,800 60,988 CAPITALIZATION As of ASSETS September 30, 2022 June 30, 2022 Gross Real Estate Investments (including gross lease intangibles) 5,959,348 5,914,060 Total Assets 5,142,474 5,126,341 DEBT AND EQUITY Consolidated Debt (1) 1,902,178 1,919,186 Total Equity 2,965,382 2,941,177 Equity Market Capitalization 3,410,518 3,949,232 Consolidated Firm Value 5,517,062 6,107,850 Consolidated Debt / Total Firm Value 34.5% 31.4% $123,998 $5,959,348

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended September 30, 2022 Nine Months Ended September 30, 2022 Net income $ 66,280 $ 98,155 Net income attributable to NCI - partially owned properties (70) (384) Depreciation and amortization expense 46,939 141,677 Depreciation and amortization expense - partially owned properties (101) (241) Gain on the sale of investment properties, net (53,894) (57,375) Proportionate share of unconsolidated joint venture adjustments 2,298 7,031 FFO applicable to common shares $ 61,452 $ 188,863 Proportionate share of unconsolidated joint venture adjustments (82) (360) Normalized FFO applicable to common shares $ 61,370 $ 188,503 Net income available to common shareholders per common share $ 0.28 $ 0.41 FFO per common share - diluted $ 0.26 $ 0.79 Normalized FFO per common share - diluted $ 0.26 $ 0.79 Normalized FFO applicable to common shares $ 61,370 $ 188,503 Non-cash share compensation expense 4,349 12,400 Straight-line rent adjustments (1,478) (5,359) Amortization of acquired above/below market leases/assumed debt 1,133 3,773 Amortization of lease inducements 225 675 Amortization of deferred financing costs 581 1,739 TI/LC and recurring capital expenditures (4,129) (16,660) Loan reserve adjustments 152 159 Proportionate share of unconsolidated joint venture adjustments (403) (900) Normalized FAD applicable to common shares $ 61,800 $ 184,330 Weighted average common shares outstanding - diluted 239,898,462 239,145,383

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) NET OPERATING INCOME Three Months Ended September 30, 2022 Nine Months Ended September 30, 2022 Net income $ 66,280 $ 98,155 General and administrative 10,079 30,400 Depreciation and amortization expense 47,040 142,002 Interest expense 18,299 52,356 Gain on the sale of investment properties, net (53,894) (57,375) Proportionate share of unconsolidated joint venture adjustments 3,463 10,289 NOI $ 91,267 $ 275,827 NOI $ 91,267 $ 275,827 Straight-line rent adjustments (1,478) (5,359) Amortization of acquired above/below market leases 1,133 3,783 Amortization of lease inducements 225 675 Loan reserve adjustments 152 159 Proportionate share of unconsolidated joint venture adjustments (176) (346) Cash NOI $ 91,123 $ 274,739 Cash NOI $ 91,123 Assets not held for all periods or held for sale (12,785) Hospital Cash NOI (2,775) Interest income on real estate loans (2,517) Joint venture and other income (3,595) MOB Same-Store Cash NOI $ 69,451 EBITDAre Three Months Ended September 30, 2022 Net income $ 66,280 Depreciation and amortization expense 47,040 Interest expense 18,299 Gain on the sale of investment properties (53,894) Proportionate share of unconsolidated joint venture adjustments 3,545 EBITDAre $ 81,270 Non-cash share compensation expense 4,349 Pursuit costs 149 Non-cash intangible amortization 1,358 Proportionate share of unconsolidated joint venture adjustments (82) Pro forma adjustments for investment activity 871 Adjusted EBITDAre $ 87,915 Adjusted EBITDAre Annualized (1) $ 351,660 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown.

10 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 3.5 years. (3) Includes the effects of interest rate swap agreements. Debt is 34% of Firm Value Debt Equity MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION September 30, 2022 Unsecured credit facility debt $ 262,000 Unsecured notes 1,475,000 Mortgage debt 165,178 Consolidated debt (1) 1,902,178 Pro rata share of unconsolidated joint venture debt 144,184 Enterprise debt $ 2,046,362 Redeemable equity $ 3,288 Share price $ 15.04 Total common shares outstanding 226,763,146 Total OP Units outstanding 11,791,863 Total dilutive restricted common shares and units 1,577,736 Implied equity market capitalization $ 3,611,596 Consolidated Firm Value (Debt + Pref. + Equity) $ 5,517,062 Consolidated Debt/Gross Assets 31.2% Consolidated Debt/Total Firm Value 34.5% ENTERPRISE DEBT SUMMARY (1) Balance as of September 30, 2022 Interest Rate Fixed/Floating Rate (3) Maturity Date Revolving Credit Facility Debt $ 262,000 3.8 % Floating 9/24/2025 Senior Unsecured Notes January '16 - Series A 15,000 4.0 % Fixed 1/7/2023 January '16 - Series B 45,000 4.4 % Fixed 1/7/2026 January '16 - Series C 45,000 4.6 % Fixed 1/7/2028 January '16 - Series D 45,000 4.7 % Fixed 1/7/2031 August '16 - Series A 25,000 4.1 % Fixed 8/11/2025 August '16 - Series B 25,000 4.2 % Fixed 8/11/2026 August '16 - Series C 25,000 4.2 % Fixed 8/11/2027 March '17 400,000 4.3 % Fixed 3/15/2027 December '17 350,000 4.0 % Fixed 1/15/2028 October '21 500,000 2.6 % Fixed 11/1/2031 Pro Rata Share of Unconsolidated Joint Venture Debt 144,184 3.2 % Fixed Various Mortgage Debt, Maturing:(2) 2022 — — % — 2023 — — % — 2024 59,906 3.8 % Fixed Thereafter 105,272 4.9 % Floating $ 2,046,362 3.7% 82.1% Fixed $248 $16,008 $59,719 $347,099 $253,223 $425,476 $397,775 $546,814 2022 2023 2024 2025 2026 2027 2028 Thereafter $0 $150,000 $300,000 $450,000 $600,000 $750,000 Enterprise Debt Repayment Schedule as of September 30, 2022

11 LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) CONSOLIDATED LEVERAGE STATISTICS Quarter Ended September 30, 2022 Consolidated debt $ 1,902,178 Net consolidated debt (less cash) 1,899,666 Adjusted EBITDAre $ 87,915 Less: Amounts attributable to Unconsolidated Joint Ventures (3,399) Consolidated Adjusted EBITDAre $ 84,516 Consolidated Adjusted EBITDAre (annualized)* $ 338,064 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 5.62x Consolidated Adjusted EBITDAre $ 84,516 Cash interest expense 17,719 Interest Coverage Ratio 4.77x Consolidated interest expense $ 18,299 Capitalized interest 178 Secured debt principal amortization 244 Total fixed charges $ 18,721 Consolidated Adjusted EBITDAre 84,516 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 4.51x Implied equity market cap $ 3,611,596 Redeemable equity 3,288 Consolidated debt 1,902,178 Consolidated Firm Value $ 5,517,062 Net consolidated debt (less cash) $ 1,899,666 Gross assets 6,091,357 Net Consolidated Debt / Gross Assets 31.2 % Net Consolidated Debt / Consolidated Firm Value 34.4 % Weighted average common shares 226,529,041 Weighted average OP Units not owned by DOC 11,791,685 Dilutive effect of unvested restricted common shares and share units 1,577,736 Weighted Average Common Shares and OP Units - Diluted 239,898,462 * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required September 30, 2022 Total Leverage Ratio ≤ 60.0% 34.0% Total Secured Leverage Ratio ≤ 40.0% 3.0% Maintenance of Unencumbered Assets ≥ 1.5x 3.0x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.3x ENTERPRISE LEVERAGE STATISTICS Quarter Ended September 30, 2022 Enterprise debt $ 2,046,362 Net enterprise debt (less cash) 2,043,850 Adjusted EBITDAre (annualized)* 351,660 Net Enterprise Debt / Adjusted EBITDAre Ratio 5.81x

12 PORTFOLIO PERFORMANCE AND LEASING ROLLFORWARD (Unaudited and in thousands, except property count and sq. ft. data.) MOB SAME-STORE PORTFOLIO PERFORMANCE Year-Over-Year Comparison Sequential Comparison Q3'22 Q3'21 Change Q3'22 Q2'22 Change Number of MOBs 249 249 — 249 249 — Gross leasable area 13,214,638 13,214,638 — 13,214,638 13,214,638 — % Leased 94.7% 95.1% -40 bps 94.7% 94.7% — bps Rental and related revenues $ 104,566 $ 103,115 +1.4% $ 104,566 $ 104,913 (0.3) % Operating expenses (35,115) (34,399) +2.1% (35,115) (35,066) +0.1 % MOB Same-Store Cash NOI $ 69,451 $ 68,716 +1.1% $ 69,451 $ 69,847 (0.6) % Cash NOI $ 91,123 $ 81,844 $ 91,123 $ 92,370 Cash NOI from: Assets not held for all periods or held for sale (12,785) (3,304) (12,785) (13,677) Repositioning assets — — — — Hospital Cash NOI (2,775) (2,519) (2,775) (2,850) Lease termination fees — (158) — (182) Interest income on real estate loans (2,517) (3,797) (2,517) (2,248) Joint venture and other income (3,595) (3,350) (3,595) (3,566) MOB Same-Store Cash NOI $ 69,451 $ 68,716 $ 69,451 $ 69,847 MOB SAME-STORE PORTFOLIO ANALYSIS Portfolio MOB Same-Store Quarter Ended Quarter Ended September 30, 2022 September 30, 2022 Number of health care properties 290 249 Gross leasable area 16,151,794 13,214,638 Cash NOI $ 91,123 $ 69,451 % Leased 94.9% 94.7 % LEASING ROLLFORWARD Quarter Ended Percentage of Total GLA September 30, 2022 September 30, 2022 Total GLA Total square feet at beginning of quarter 16,069,565 99.5 % Acquired GLA(1) 82,229 0.5 % Total square feet at end of quarter 16,151,794 100.0 % Leased GLA Leased GLA at beginning of quarter 15,245,806 94.4 % Expirations (268,428) (1.7) % Renewals 212,710 1.3 % Retention Rate 79 % New leases in quarter 48,544 0.3 % Net absorption (7,174) — % Net leased GLA acquired / (disposed) 85,567 0.5 % Leased GLA at end of quarter 15,324,199 94.9% (1) Includes remeasurements of existing properties totaling 3,338 square feet. MOB Same- Store Cash NOI, 76.2% Other Cash NOI, 23.8%

13 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY (Unaudited and in thousands, except sq. ft. data) QUARTERLY INVESTMENTS Acquisition Date First Year Cash Yield Investment AmountInvestment Location % Leased GLA Term Loan - DS Riverwalk Roswell, GA 7/21/2022 8.0% — $ 4,075 — Calko Medical Center Brooklyn, NY 9/9/2022 5.5% (1) 100.0% 81,500 85,567 Term Loan - 1 City Ave MOB Nashville, TN 9/14/2022 9.1% — 10,000 — Earnouts (2) Various Various 5.4% — 4,967 — Private Equity Fund Investment (3) N/A Various N/A — 267 — Term Loan - HCC Davie (4) Davie, FL Various 5.0% — 578 — Construction Loan Draws Fort Worth, TX Various 6.0% — 353 — Total / Weighted Average 5.9% 100.0% $ 101,740 85,567 (1) Refers to stabilized cash yield. (2) The Company completed the settlement of acquisition related earn-out payments upon the execution of leases at our AdventHealth Wesley Chapel MOB II and our Westerville II MOB. These earn-outs are considered to be additional purchase price. (3) The Company invested additional funds managed by a venture capital firm specializing in real estate technology. (4) The Company funded additional draws under the original term loan agreement. CONSTRUCTION LOAN SUMMARY Construction Loan Location Estimated Date of Completion Interest Rate Quarterly Fundings Amount Drawn to Date Total Commitment Purchase Option Cap Rate TOPA Hillwood (1) Fort Worth, TX 3Q 2022 6.0% $ 353 $ 9,008 $ 10,500 6.2% (1) Expected takeout price of $11.8 million, anticipated in the first quarter 2023. QUARTERLY DISPOSITIONS Property Location Date Proceeds GLA Gain on Sale Great Falls assets (1 hospital, 2 MOBs) Great Falls, MT 7/14/2022 $ 116,332 185,085 $ 53,894 Avondale MOB Avondale, AZ NE Heart Institute Medical Building Lincoln, NE

14 % of # of Properties GLA % of Total Q3 Cash NOI % Leased Single-tenant MOBs 122 5,442,498 33.7% 35.4% 99.7% Multi-tenant MOBs 151 9,841,546 61.0% 57.7% 92.3% Specialty Hospitals 4 249,510 1.5% 3.2% 100.0% Consolidated Total 277 15,533,554 96.2% 96.3% 95.0% Pro Rata Unconsolidated Joint Venture Assets 13 618,240 3.8% 3.7% 91.8% Portfolio Total 290 16,151,794 100.0% 100.0% 94.9% PORTFOLIO DIVERSIFICATION (As of September 30, 2022, $ in thousands) UNCONSOLIDATED JOINT VENTURE SUMMARY Joint Venture % Ownership # of Properties GLA Q3 Cash NOI % Leased PMAK Joint Venture 12.3% 60 2,923,589 $ 14,814 89.5% Davis Joint Venture 49.0% 12 524,891 2,844 95.0% Absolute Net, 8% NNN, 86% Modified Gross, 4% Gross, 2% On-Campus / Adjacent, 52% Off-Campus / Affiliated, 37% Off-Campus / Unaffiliated, 11% 603 Assets, 16% Non-603 Assets, 84% Texas, 12% Georgia, 7% Indiana, 7% Nebraska, 6% Kentucky, 6% Arizona, 6% Minnesota, 6%Florida, 6% Ohio, 5% Tennessee, 5% Other, 34% Top Ten States (Based on GLA) Lease Type (Based on Annualized Base Revenue) Campus Proximity (Based on Annualized Base Revenue) Consolidated 603 Asset Mix (Based on Annualized Base Revenue)

15 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE (As of September 30, 2022, $ in thousands) LEASE EXPIRATION SCHEDULE Expiration Expiring Expiring Lease % of Total Expiring Lease % of Total Average Rent Year Leases GLA GLA ABR ABR per SF 2022 41 144,797 0.9% $ 3,336 0.9% $23.04 2023 146 691,559 4.5% 16,839 4.7% 24.35 2024 133 912,229 5.9% 22,525 6.3% 24.69 2025 159 1,020,372 6.6% 26,084 7.3% 25.56 2026 177 3,357,196 21.6% 76,727 21.4% 22.85 2027 138 1,684,508 10.8% 38,536 10.7% 22.88 2028 112 1,719,819 11.1% 40,377 11.2% 23.48 2029 57 893,129 5.7% 27,829 7.7% 31.16 2030 60 844,108 5.4% 20,009 5.6% 23.70 2031 44 986,374 6.3% 23,604 6.6% 23.93 Thereafter 116 2,405,167 15.6% 61,332 17.0% 25.50 MTM 42 97,551 0.6% 2,013 0.6% 20.64 Vacant 776,745 5.0% Total / W.A. 1,225 15,533,554 100.0% $ 359,211 100.0% $24.34 (1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated. (2) Investment grade quality tenants without public debt outstanding would add an additional 5.8% and 5.4%, respectively, to Investment Grade GLA and Investment Grade ABR. (3) University of Louisville is the parent company of UofL Health - Louisville, Inc. and McKesson Corporation is the parent company of US Oncology. INVESTMENT GRADE TENANCY (1) % of Total Credit Rating Leased % of Leased Annualized Annualized Relationship (Moody's / S&P / Fitch) GLA GLA Base Rent Base Rent CommonSpirit Health Baa1/A-/A- 2,776,096 18.8% $ 53,588 14.9% University of Louisville NA/A-/BBB+ 617,157 4.2% 13,040 3.6% Ascension Health Alliance Aa2/AA+/AA+ 606,786 4.1% 15,602 4.3% HonorHealth A2/NA/A+ 415,791 2.8% 11,029 3.1% McKesson Corporation Baa2/BBB+/BBB+ 403,751 2.7% 11,423 3.2% Baylor Scott and White Health Aa3/AA-/NA 268,639 1.8% 8,356 2.3% UnitedHealth Group Incorporated A3/A+/A 226,004 1.5% 6,966 1.9% UF Health - Jacksonville Baa3/NA/BBB- 223,748 1.5% 7,973 2.2% Trinity Health Credit Group Aa3/AA-/AA- 175,339 1.2% 4,635 1.3% McLaren Healthcare A1/NA/AA- 167,517 1.1% 3,444 1.0% Other 2,993,659 20.4% 75,386 21.1% Total 8,874,487 60.1% (2) $ 211,442 58.9% (2) TOP 10 TENANTS BY ABR Weighted Avg. % of Total Remaining Leased % of Leased Annualized Annualized Tenant Lease Term GLA GLA Base Rent Base Rent CommonSpirit - CHI - Nebraska 4.2 899,928 6.1% $ 18,448 5.1% Northside Hospital 8.2 684,941 4.6% 15,933 4.4% UofL Health - Louisville, Inc. (3) 5.7 617,157 4.2% 13,040 3.6% US Oncology (3) 5.2 403,751 2.7% 11,423 3.2% HonorHealth 6.8 415,791 2.8% 11,029 3.1% Baylor Scott and White Health 3.3 268,639 1.8% 8,356 2.3% Ascension - St. Vincent's - Indianapolis 5.1 361,767 2.5% 8,040 2.2% UF Health - Jacksonville 6.9 223,748 1.5% 7,973 2.2% CommonSpirit - CHI - St. Alexius 3.8 359,209 2.4% 6,987 1.9% UnitedHealth Group Incorporated 11.4 191,171 1.3% 5,946 1.8% Total / Weighted Average 5.8 4,426,102 29.9% $ 107,175 29.8%

16 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, 2022 December 31, 2021 ASSETS (unaudited) Investment properties: Land and improvements $ 241,385 $ 235,453 Building and improvements 4,666,085 4,612,561 Tenant improvements 90,318 86,018 Acquired lease intangibles 505,335 498,221 5,503,123 5,432,253 Accumulated depreciation (948,883) (821,036) Net real estate property 4,554,240 4,611,217 Real estate held for sale — 1,964 Right-of-use lease assets, net 232,320 235,483 Real estate loans receivable, net 120,576 117,844 Investments in unconsolidated entities 79,613 69,793 Net real estate investments 4,986,749 5,036,301 Cash and cash equivalents 2,512 9,876 Tenant receivables, net 9,644 4,948 Other assets 143,569 131,584 Total assets $ 5,142,474 $ 5,182,709 LIABILITIES AND EQUITY Liabilities: Credit facility $ 256,893 $ 267,641 Notes payable 1,465,078 1,464,008 Mortgage debt 164,556 180,269 Accounts payable 6,526 6,651 Dividends and distributions payable 58,382 57,246 Accrued expenses and other liabilities 92,494 86,254 Lease liabilities 104,905 104,957 Acquired lease intangibles, net 24,970 21,569 Total liabilities 2,173,804 2,188,595 Redeemable noncontrolling interests - partially owned properties 3,288 7,081 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 226,763,146 and 224,678,116 common shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively 2,268 2,247 Additional paid-in capital 3,648,983 3,610,954 Accumulated deficit (838,729) (776,001) Accumulated other comprehensive income (loss) 5,323 (892) Total shareholders’ equity 2,817,845 2,836,308 Noncontrolling interests: Operating Partnership 146,426 150,241 Partially owned properties 1,111 484 Total noncontrolling interests 147,537 150,725 Total equity 2,965,382 2,987,033 Total liabilities and equity $ 5,142,474 $ 5,182,709

17 CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Revenues: Rental revenues $ 90,818 $ 81,096 $ 274,260 $ 242,062 Expense recoveries 36,563 29,218 107,525 83,955 Rental and related revenues 127,381 110,314 381,785 326,017 Interest income on real estate loans and other 4,132 4,997 12,285 15,558 Total revenues 131,513 115,311 394,070 341,575 Expenses: Interest expense 18,299 13,498 52,356 40,754 General and administrative 10,079 9,534 30,400 28,116 Operating expenses 43,647 35,679 128,080 103,069 Depreciation and amortization 47,040 38,582 142,002 114,663 Impairment loss — 340 — 340 Total expenses 119,065 97,633 352,838 286,942 Income before equity in loss of unconsolidated entities and gain on sale of investment properties, net: 12,448 17,678 41,232 54,633 Equity in loss of unconsolidated entities (62) (390) (452) (1,213) Gain on sale of investment properties, net 53,894 4,757 57,375 5,111 Net income 66,280 22,045 98,155 58,531 Net income attributable to noncontrolling interests: Operating Partnership (3,252) (529) (4,830) (1,405) Partially owned properties (1) (70) (152) (384) (455) Net income attributable to controlling interest 62,958 21,364 92,941 56,671 Preferred distributions — — — (13) Net income attributable to common shareholders $ 62,958 $ 21,364 $ 92,941 $ 56,658 Net income per share: Basic $ 0.28 $ 0.10 $ 0.41 $ 0.26 Diluted $ 0.28 $ 0.10 $ 0.41 $ 0.26 Weighted average common shares: Basic 226,529,041 217,406,657 225,743,856 214,616,482 Diluted 239,898,462 223,992,049 239,145,383 221,399,649 Dividends and distributions declared per common share $ 0.23 $ 0.23 $ 0.69 $ 0.69 (1) Includes amounts attributable to redeemable noncontrolling interests.

18 REPORTING DEFINITIONS Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus non-cash compensation, other non-recurring items, pursuit costs, non-cash intangible amortization, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for September 2022 by 12 (but excluding the impact of straight-line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. We believe that Cash NOI provides an accurate measure of the operating performance of our operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. Our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Earnings Before Interest, Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock-based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants' ability to fund their rent obligations. Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings.

19 REPORTING DEFINITIONS (continued) Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including our share of all required adjustments from our unconsolidated joint ventures. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, and loan reserve adjustments, including our share of all required adjustments from unconsolidated joint ventures. We also adjust for recurring capital expenditures related to tenant improvements and leasing commissions, and cash payments from seller master leases and rent abatement payments, including our share of all required adjustments for unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although our computation of Normalized FAD may not be comparable to that of other REITs, we believe Normalized FAD provides a meaningful supplemental measure of our performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of our financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, and other normalizing items. Our Normalized FFO computation includes our share of required adjustments from our unconsolidated joint ventures and our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. djac